EXHIBIT 10.1
                                                                    ------------


                             CONTRIBUTION AGREEMENT


         This CONTRIBUTION AGREEMENT ("AGREEMENT") is made and entered into this 29th day of December, 2005, by and among Buffets Holdings, Inc., a Delaware corporation (the "COMPANY"), Caxton-Iseman Investments, L.P., a Delaware limited partnership ("CAXTON-ISEMAN"), the other stockholders of the Company executing this Agreement and designated as Other Investors (the "OTHER INVESTORS"), the management stockholders of the Company executing this Agreement and designated as Management Stockholders (the "MANAGEMENT STOCKHOLDERS," and together with Caxton-Iseman and the Other Investors, the "CONTRIBUTORS") and Buffets Restaurants Holdings, Inc., a Delaware corporation ("HOLDCO").

                                 R E C I T A L S

         WHEREAS, the Contributors and Holdco have entered into a Stockholders' Agreement, dated the date hereof, as amended, supplemented or modified from time to time (the "HOLDCO STOCKHOLDERS AGREEMENT");

         WHEREAS, upon the terms and conditions set forth in this Agreement, the Contributors propose to contribute to Holdco all of their shares of the Company's common stock, par value $0.01 per share (the "COMPANY COMMON STOCK"), as set forth opposite the applicable Contributor's name on EXHIBIT A hereto, and Holdco proposes to issue to each Contributor, in exchange for such contribution, a like amount of shares of common stock of Holdco, par value $0.01 per share (the "HOLDCO COMMON STOCK"), as set forth opposite the applicable Contributor's name on EXHIBIT A hereto;

         WHEREAS, the Contributors intend that the exchange of Company Common Stock for Holdco Common Stock be a transaction that is described in Sections 351 and 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended from time to time;

         WHEREAS, the Contributors and the Company have entered into the Stockholders' Agreement of the Company, dated September 29, 2000, as amended, supplemented or modified from time to time (the "COMPANY STOCKHOLDERS' AGREEMENT");

         WHEREAS, pursuant to Section 7.3 of the Company Stockholders' Agreement, the Company Stockholders' Agreement may be amended only by a written instrument duly executed by Caxton-Iseman, the Company and holders of more than 50% of the shares of Company Common Stock not held by Caxton-Iseman;

         WHEREAS, the parties to this Agreement include Caxton-Iseman, the Company and holders of more than 50% of the shares of Company Common Stock not held by Caxton-Iseman; and

         WHEREAS, solely with respect to the Contribution (as defined below), the Contributors and the Company desire to amend the Company Stockholders'

Agreement to exempt the Contribution from any and all transfer restrictions in the Company Stockholders' Agreement, including, without limitation, the transfer restrictions in Section 3 thereof and the right of first refusal in Section 4 thereof;

         NOW, THEREFORE, in consideration of the foregoing and the agreements set forth herein, the parties hereto agree as follows:

                                   ARTICLE I.

                  CONTRIBUTION; ISSUANCE OF HOLDCO COMMON STOCK

         1.1. CONTRIBUTION OF COMPANY COMMON STOCK TO HOLDCO. On the terms and subject to the conditions contained in this Agreement, at the Closing (as defined in Section 2.1(a)), each Contributor agrees to contribute, assign, transfer, convey and deliver to Holdco, and Holdco agrees to accept from the Contributors, the amount of Company Common Stock set forth opposite the applicable Contributor's name on EXHIBIT A hereto (the "CONTRIBUTION").

         1.2. ISSUANCE OF HOLDCO COMMON STOCK BY HOLDCO. On the terms and subject to the conditions contained in this Agreement, at the Closing, in consideration of the Contribution, Holdco agrees to issue, sell and deliver to the Contributors, the number of shares of Holdco Common Stock set forth opposite the applicable Contributor's name on EXHIBIT A hereto.

         1.3.     AMENDMENT TO THE COMPANY STOCKHOLDERS' AGREEMENT.

         (a) Notwithstanding anything to the contrary in the Company Stockholders' Agreement, the Company Stockholders' Agreement is hereby amended to exempt the Contribution from any and all transfer restrictions, including, without limitation, the transfer restrictions in Section 3 thereof and the right of first refusal in Section 4 thereof.

         (b) The Transferee Agreement set forth as EXHIBIT B hereto, is hereby approved as the Transferee Agreement whereby Holdco joins the Company Stockholders' Agreement as a Sponsor. To the extent that the Company Stockholders' Agreement is inconsistent with the Transferee Agreement, the Company Stockholders' Agreement is hereby amended to comply with the provisions of the Transferee Agreement.

         1.4. CONTINUING EFFECT OF THE COMPANY STOCKHOLDERS' AGREEMENT. This Agreement shall not constitute an amendment or modification of any other provision of the Company Stockholders' Agreement not expressly referred to herein. Except as expressly amended or modified herein, the provisions of the Company Stockholders' Agreement are and shall remain in full force and effect.

                                   ARTICLE II.

                                     CLOSING

         2.1.     CLOSING.

         (a) The closing (the "CLOSING") of the Contribution and the issuance of the Holdco Common Stock as contemplated by this Agreement shall take place at the offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, New York 10019-6064, at 10:00 a.m., local time, on the date hereof, or at such other location or date as the parties may mutually agree. The date of the Closing is hereinafter referred to as the "CLOSING DATE".

         (b) Except as set forth in Section 5.1, at the Closing, each Contributor shall deliver to Holdco stock certificates representing the amount of Company Common Stock set forth opposite the applicable Contributor's name on EXHIBIT A hereto and related blank stock powers.

         (c) At the Closing, Holdco shall duly reflect in the Holdco books and records the ownership by the Contributors of the number of shares of Holdco Common Stock set forth opposite the applicable Contributor's name on EXHIBIT A hereto.

                                  ARTICLE III.

               REPRESENTATIONS AND WARRANTIES OF THE CONTRIBUTORS

         Each Contributor hereby represents and warrants to Holdco as follows:

         3.1. DUE ORGANIZATION AND AUTHORITY. Each Contributor that is an entity is duly organized, validly existing and in good standing under the laws of its state of incorporation, having full right, power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.

         3.2. AUTHORIZATION AND VALIDITY OF AGREEMENT. The Contributor has taken all action necessary in order to authorize, execute and deliver this Agreement and to consummate the transactions contemplated hereby and to perform the acts contemplated on its part hereunder. This Agreement is a valid and binding agreement of the Contributor enforceable against it in accordance with the terms of this Agreement, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability (regardless of whether considered in a proceeding at law or in equity).

         3.3. GOVERNMENTAL APPROVALS AND CONSENTS. No material authorizations, consents, approvals, orders, notices, filings, registrations, qualifications and exemptions of, with or from, or other actions ("APPROVALS") are required by any

Governmental Authority to which a Contributor may be subject in connection with the execution and delivery by the applicable Contributor of this Agreement, the performance by the applicable Contributor of its obligations hereunder and the consummation of the transactions contemplated hereby. "GOVERNMENTAL AUTHORITY" means any court, administrative agency or commission, including, without limitation, the Securities and Exchange Commission, or other federal, state or local governmental authority or instrumentality of any nation and any agencies, departments or subdivisions thereof.

         3.4. TITLE TO SECURITIES. Each Contributor has good, valid and marketable title to the shares of Company Common Stock set forth opposite the applicable Contributor's name on EXHIBIT A hereto, free and clear of any Liens (as defined below) whatsoever (other than Liens to be released on the date hereof) and, upon delivery of such shares of Company Common Stock at the Closing as herein provided, Holdco will acquire good, valid and marketable title thereto, free and clear of all liens, pledges, mortgages, security interests, claims, leases, charges, options, rights of first refusal, transfer restrictions under any stockholder or similar agreement, encumbrances, other title defects (including encroachments and survey defects) or any other restrictions or limitations whatsoever (collectively, "LIENS"), other than any Liens created by this Agreement, the Company Stockholders' Agreement or the Warrant Agreement, dated as of September 29, 2000, by and among the Company and each warrantholder who is a party thereto.

         3.5.     INVESTMENT REPRESENTATIONS.

         (a) Each Contributor is acquiring the shares of Holdco Common Stock set forth opposite its name on EXHIBIT A hereto for its own account for investment and not with a view to distribution.

         (b) Each Contributor is an "accredited investor" as defined in Rule 501(a) as currently in effect under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "SECURITIES ACT").

         (c) Each Contributor has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in Holdco, and has so evaluated the merits and risks of such investment.

         (d) Each Contributor is able to bear the economic risk of an investment in Holdco and is able to afford a complete loss of such investment.

         (e) Each Contributor understands and acknowledges that (i) the shares of Holdco Common Stock are being offered and sold to it without registration under the Securities Act by reason of reliance upon certain exemptions therefrom and (ii) the availability of such exemptions depends, in part, on the foregoing representations set forth in this Section 3.5.

         (f) Each Contributor acknowledges and agrees that neither it nor any of its Affiliates (as defined below) will, directly or indirectly, offer, sell, transfer, assign, exchange or otherwise dispose of any shares of Holdco Common Stock except (i) in accordance with applicable state and federal securities laws or pursuant to an exemption thereto and (ii) if applicable, in accordance with the terms of the Holdco Stockholders' Agreement. "AFFILIATE" means any person or entity directly or indirectly controlling, controlled by or under common control with the applicable Contributor. For the purposes of the foregoing, "CONTROL" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of the applicable Contributor, whether through the ownership of voting securities, by contract or otherwise.

         (g) Neither any Contributor nor any of its respective Affiliates or representatives has engaged in any form of general solicitation or general advertising with respect to the shares of Holdco Common Stock.

         3.6. NO BROKERS. There are no brokerage commissions, finder's fees or similar fees or commissions payable in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with the Contributors or any action taken by the Contributors.

                                   ARTICLE IV.

                    REPRESENTATIONS AND WARRANTIES OF HOLDCO

         Holdco hereby represents and warrants to the Contributors as follows:

         4.1. DUE ORGANIZATION AND AUTHORITY. Holdco is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware, having full corporate right, power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.

         4.2. AUTHORIZATION AND VALIDITY OF AGREEMENT. Holdco has taken all action necessary in order to authorize, execute and deliver this Agreement and to consummate the transactions contemplated hereby and to perform the acts contemplated on its part hereunder. This Agreement is a valid and binding agreement of Holdco enforceable against it in accordance with the terms of this Agreement, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability (regardless of whether considered in a proceeding at law or in equity). When issued, the shares of Holdco Common Stock will be duly authorized, validly issued, fully paid and nonassessable.

                                   ARTICLE V.

                                    COVENANTS

         5.1. DELIVERY OF CERTIFICATES. If a Contributor is unable to deliver all of its applicable stock certificates and blank stock powers at the Closing, then no later than 10 days following the Closing, each such Contributor shall deliver to Holdco stock certificates and executed blank stock powers representing the number of shares of Company Common Stock set forth opposite the applicable Contributor's name on EXHIBIT A hereto.

         5.2. BENEFICIAL OWNERSHIP. Each Contributor acknowledges and agrees that, as of the Closing, Holdco shall be deemed the beneficial owner of the Contributor's shares of Company Common Stock and the Contributors shall not exercise any rights of ownership relating to such shares of Company Common Stock.

         5.3. INDEMNITY. Each Contributor agrees at all times to indemnify, save and hold harmless Holdco, any transfer agent or registrar for Holdco and its affiliates, subsidiaries, directors, officers, employees, agents, stockholders and members, and all other stockholders of Holdco and their successors and assigns (each, an "INDEMNITEE") from and against any and all claims, losses, liabilities, damages, costs or expenses (including reasonable attorney's fees and expenses) sustained or incurred by the Indemnitee and arising of any breach or violation by such Contributor of Section 5.1 or 5.2.

                                   ARTICLE VI.

                                  MISCELLANEOUS

         6.1. HEADINGS AND CAPTIONS. All headings and captions contained in this Agreement are inserted for convenience only and shall not be deemed a part of this Agreement.

         6.2. COUNTERPARTS. This Agreement may be executed in two or more separate counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one Agreement.

         6.3.     GOVERNING LAW; WAIVER OF JURY TRIAL.

         (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

         (b) TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH PARTY HEREBY WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF,

DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING OR WHETHER IN CONTRACT OR TORT OR OTHERWISE.

         6.4. BINDING EFFECT; NO THIRD-PARTY BENEFICIARY. This Agreement shall inure to the benefit of and be binding upon each of the parties hereto. Nothing in this Agreement, express or implied, is intended or shall be construed to confer upon, or give to, any person, firm, corporation or other entity other than the parties hereto any remedy or claim under or by reason of this Agreement or any terms or conditions hereof, and all of the terms, conditions, promises and agreements contained in this Agreement shall be for the sole and exclusive benefit of the parties hereto.

         6.5. ASSIGNABILITY. Neither party hereto may assign any of its rights under this Agreement without the prior written consent of the other party.

         6.6. AMENDMENT; WAIVER. No provision of this Agreement may be amended, waived or otherwise modified except by an instrument in writing executed by each of the Company, the Contributors and Holdco. No failure or delay on the part of any party in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to any party at law, in equity or otherwise.

         6.7. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement. If a provision of this Agreement is held to be invalid and the rest of this Agreement is not invalidated, each party shall use all reasonable efforts to effect as far as practicable and valid under applicable law a new provision to achieve the purpose of such invalidated provision.

         6.8. FURTHER ASSURANCES. The parties hereto will each use best efforts to cause all conditions to its obligations hereunder to be timely satisfied and to perform and fulfill all obligations on its part to be performed and fulfilled under this Agreement, to the end that the transactions contemplated by this Agreement shall be effected substantially in accordance with its terms as soon as reasonably practicable. Each party shall deliver such further documents and take such other actions as may be necessary or appropriate to consummate or implement the transactions contemplated hereby or to evidence such events or matters.

         6.9. ENTIRE AGREEMENT. This Agreement supersedes all prior agreements between the parties with respect to the subject matter hereof and contains the entire agreement between the parties with respect to such subject matter.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have hereto set their hands as of the day and year first written above.


                                 BUFFETS HOLDINGS, INC.



                                 By:  /s/ Richard Marienthal
                                      -------------------------------
                                      Name:  Richard Marienthal
                                      Title: Regional Vice President



                                 CAXTON-ISEMAN INVESTMENTS, L.P.

                                 By: Golconda Holdings Inc., its general partner



                                 By:  /s/ Frederick J. Iseman
                                      ------------------------------
                                      Name:  Frederick J. Iseman
                                      Title: President



                                 BUFFETS RESTAURANTS HOLDINGS, INC.



                                 By:  /s/ R. Michael Andrews, Jr.
                                      ------------------------------
                                      Name:  R. Michael Andrews, Jr.
                                      Title: Chief Executive Officer




                 S-1 - Signature Page to Contribution Agreement

OTHER INVESTORS:


                                 SENTINEL CAPITAL PARTNERS II, L.P.



                                 By:  /s/ David Lobel
                                      ------------------------------------------
                                      Name: David Lobel
                                      Title:   Managing Partner



                                 /S/ ROBERT ROSENBERG
                                 -----------------------------------------------
                                 ROBERT ROSENBERG



                                 /s/ C. DENNIS SCOTT
                                 ----------------------------------------------
                                 C. DENNIS SCOTT



                                 THE WICHARD TRUST DATED NOVEMBER 25, 1994



                                 By:  /s/ Neal L. Wichard TTEF
                                      -----------------------------------------
                                      Name:  Neal L. Wichard
                                      Title: Trustee



                                 By:  /s/ Christine Wichard TTEF
                                      ------------------------------------------
                                      Name:  Christine Wichard
                                      Title: Trustee


        S-2 - Signature Page to Contribution Agreement (Other Investors)

                                 /s/ ROE H. HATLEN
                                 ----------------------------------------------
                                 ROE H. HATLEN



                                 /s/ KARI E. HATLEN
                                 ----------------------------------------------
                                 KARI E. HATLEN


                                 ERIK R. HATLEN



                                 By:  /s/ Erik Hatlen
                                      -----------------------------------------
                                      Name: Erik Hatlen



                                 LARS C. HATLEN TRUST



                                 By:  /s/ Beverly J. Hatlen, Trustee
                                      -----------------------------------------
                                      Name:  Beverly J. Hatlen
                                      Title: Trustee



                                 /s/ LARS C. HATLEN
                                 ----------------------------------------------
                                 LARS C. HATLEN



                                 EVENTYR INVESTMENTS LIMITED PARTNERSHIP



                                 By:  /s/ Roe H. Hatlen
                                      -----------------------------------------
                                      Name:  Roe H. Hatlen
                                      Title: General Partner


        S-3 - Signature Page to Contribution Agreement (Other Investors)

                                 MANAGEMENT STOCKHOLDERS:

                                 /s/ HAROLD T. MITCHELL III
                                 ----------------------------------------------
                                 HAROLD T. MITCHELL III


                                 /s/ RICHARD M. ANDREWS, JR.
                                 ----------------------------------------------
                                 RICHARD M. ANDREWS, JR.


                                 /s/ DALE W. MAXFIELD
                                 ----------------------------------------------
                                 DALE W. MAXFIELD


                                 /s/ CHRISTINA THOUSAND
                                 ----------------------------------------------
                                 CHRISTINA THOUSAND


                                 /s/ NANCY RICH
                                 ----------------------------------------------
                                 NANCY RICH


                                 /s/ LINDA ALLISON
                                 ----------------------------------------------
                                 LINDA ALLISON


                                 /s/ JANE BINZAK
                                 ----------------------------------------------
                                 JANE BINZAK


                                 /s/ EDDIE IODICE
                                 ----------------------------------------------
                                 EDDIE IODICE


                                 /s/ MARIO LEE
                                 ----------------------------------------------
                                 MARIO LEE


                                 /s/ MICHAEL FORMISANO
                                 ----------------------------------------------
                                 MICHAEL FORMISANO


                                 /s/ RICHARD MARIENTHAL
                                 ----------------------------------------------
                                 RICHARD MARIENTHAL


                                 /s/ GREG SCHNEIDER
                                 ----------------------------------------------
                                 GREG SCHNEIDER


                                 /s/ FRED WILLIAMS
                                 ----------------------------------------------
                                 FRED WILLIAMS


                                 /s/ GLENN D. DRASHER
                                 ----------------------------------------------
                                 GLENN D. DRASHER



    S-4 - Signature Page to Contribution Agreement (Management Stockholders)

                                    EXHIBIT A

                            CONTRIBUTION AND ISSUANCE
                            -------------------------

                                             Number of Shares of    Number of Shares of
                                               Company Common         Holdco Common
Contributor                                   Stock Contributed        Stock Issued
-----------                                   -----------------        ------------
Caxton-Iseman Investments, L.P.                   2,501,438             2,501,438
Sentinel Capital Partners II, L.P.                  225,106               225,106
Richard M. Andrews, Jr.                              89,375                89,375
Roe H. Hatlen                                        65,012                65,012
Dale W. Maxfield                                     40,625                40,625
Kari E. Hatlen                                       33,340                33,340
Erik R. Hatlen Trust                                 33,339                33,339
Eventyr Investments Limited Partnership              30,422                30,422
Lars C. Hatlen Trust                                 22,506                22,506
Harold T. Mitchell III                               20,000                20,000
Fred Williams                                        20,000                20,000
C. Dennis Scott                                      16,250                16,250
Lars C. Hatlen                                       10,833                10,833
The Wichard Trust Dated November 25, 1994             5,628                 5,628
Eddie Iodice                                          5,000                 5,000
Mario Lee                                             5,000                 5,000
Robert Rosenberg                                      4,610                 4,610
Linda Allison                                         3,125                 3,125
Christina Thousand                                    3,125                 3,125
Greg Schneider                                        3,000                 3,000
Richard Marienthal                                    2,650                 2,650
Jane Binzak                                           2,500                 2,500
Michael Formisano                                     2,500                 2,500
Glenn D. Drasher                                      2,251                 2,251
Nancy Rich                                            1,125                 1,125

                                                                       EXHIBIT B
                                                                       ---------



                          FORM OF TRANSFEREE AGREEMENT

         This Transferee Agreement (the "Agreement") is executed by the transferee whose signature appears below (the "Transferee") pursuant to the terms of the Stockholders' Agreement, dated as of September 29, 2000 (the "Stockholders' Agreement") by and among Buffets Holdings, Inc., a Delaware corporation (the "Company"), Caxton-Iseman Investments, L.P., a Delaware limited partnership ("Caxton-Iseman"), the other investors executing the Stockholders' Agreement (the "Other Investors") and the individuals executing the Stockholders' Agreement and designated as Management Stockholders (the "Management Stockholders"). Capitalized terms used herein shall have the meaning ascribed to them in the Stockholders' Agreement. By execution of this Agreement, Transferee hereby agrees as follows:

         1. ACKNOWLEDGMENT. Transferee acknowledges (a) that it is acquiring certain shares of the Common Stock, from Caxton-Iseman and other Stockholders subject to the terms, limitations and conditions of the Stockholders' Agreement and (b) that Transferee is an assignee of Caxton-Iseman.

         2. AGREEMENT. Transferee (a) agrees that such shares of Common Stock to be acquired by Transferee shall be bound by and subject to the terms of the Stockholders' Agreement pursuant to the terms thereof and (b) hereby adopts the Stockholders' Agreement with the same force and effect as if it was originally a party thereto and a Stockholder thereunder. If this Transfer is being made to a Permitted Transferee (other than in connection with a distribution being made by the Sponsor to its members, partners or shareholders) and immediately prior to such time during the term of the Stockholders' Agreement the Transferee shall cease to qualify as a Permitted Transferee under the Stockholders' Agreement, such Transferee shall transfer all such shares of Common Stock to the Stockholders from which such transfer was made and such Stockholders shall then be bound by and entitled to the benefits of the Stockholders' Agreement.

         3. STATUS OF TRANSFEREE. Transferee shall hold the status of Caxton-Iseman subject to all the terms, conditions and limitations of Caxton-Iseman under the Stockholders' Agreement and the shares held by Transferee will be deemed to be shares held by a Sponsor.

         4. NOTICE. Any notice required by the Stockholders' Agreement shall be given to Transferee at the address listed below Transferee's signature below.


EXECUTED AND DATED this __th day of December, 2005.

                                             TRANSFEREE:

                                             BUFFETS RESTAURANTS HOLDINGS, INC.



                                             By:
                                                 ----------------------------
                                                 Name:
                                                 Title:

                                                 Address: